UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

CLOUDCOMMERCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13215	30-0050402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

321 Sixth Street San Antonio, TX	78215
(Address of Principal Executive Offices)	(Zip Code)

(805) 964-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2019, the Board of Directors of CloudCommerce, Inc. (the “Company”) appointed Kevin Myers to serve as a director of the Company.

Mr. Myers currently serves as the Chief Marketing & Information Officer of Donatos Pizza, a national pizza restaurant franchisor, a position that he has held since February 2018. From November 2015 to February 2018, he was Executive Vice President & General Manager of the Brand Division of Majority Strategies, a full-service influence marketing firm. Mr. Myers was instrumental in helping Majority Strategies launch a proprietary data management platform (DMP) that combined traditional data and mobile location data for more than 200 million Americans, to derive new behavioral insight based on location and mobile app usage. He also architected a customer relationship management (CRM) system that used IBM Watson to monitor online activities of important customer relationships to provide clients with business intelligence. From May 2013 to November 2015, Mr. Myers was Chief Marketing Officer of Swiftpage, a developer of CRM software including Act!, a contact management software. He has held other positions during his career, including, as Vice President of Marketing for Cold Stone Creamery from 2004 to 2008. Mr. Myers holds a Bachelor of Science degree in industrial engineering from The Ohio State University.

The Board of Directors believes that Mr. Myers is qualified to serve as a director because of his extensive senior management experience in the marketing services and products industry.

There are no arrangement or understanding between Mr. Myers and any other persons, pursuant to which he was selected as a director.

Also, on December 10, 2019, Zachary Bartlett and Brad Parscale resigned as directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLOUDCOMMERCE, INC.

Date: December 13, 2019	By:	/s/ Andrew Van Noy
Name: Andrew Van Noy
Title: Chief Executive Officer

1